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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 18, 2007


                              SHOPPERS WALLET, INC.
         (Exact name of issuer of securities held pursuant to the plan)

                       Commission File Number: 333-139765

          Nevada                                                  98-050298
(State or other jurisdiction                                  (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                 33 Hanesher St.
                              Raanana 43726, Israel
          (Address of principal executive offices, including Zip Code)

   Registrant's telephone number, including area code: + (011) (972) 9-7711842


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

As of June 18, 2007, we successfully completed the sale of 2,333,333 shares of our common stock to various investors at a price per share of $0.03 for an aggregate purchase price of $70,000. The shares of common stock sold to the investors were previously registered by us pursuant to a registration statement on Form SB-2, which was declared effective by the Securities and Exchange Commission on January 19, 2007. The form of subscription agreement for the purchase of our common stock is attached hereto as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS

Exhibit Description

EXHIBIT NO.

10.1 Form of Subscription Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SHOPPER'S WALLET, INC.


                                            By: /s/ Jacob Perry
                                               ----------------------------
                                            Name:  Jacob Perry
                                            Title: Chief Executive Officer

Date: June 18, 2007